SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 14, 2009

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Vanderbilt Avenue, Suite 403
New York, New York  10017
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.          Regulation FD Disclosure.

On May 14, 2009, New York Mortgage Trust, Inc. (the “Company”) issued a press release announcing that it will make a presentation at the Eighth Annual JMP Securities Research Conference on Monday, May 18, 2009 at 2:30 p.m., pacific time.  On May 15, 2009, the Company issued a corrective press release announcing that the time for the Company’s presentation at the conference had been moved to 2:00 p.m., pacific time.

A live webcast of the presentation will be available at 2:00 p.m., pacific time, by going to http://www.wsw.com/webcast/jmp8/nymt/.  In addition, the Company's presentation materials will be available on the investor relations section of the Company's web site, www.nymtrust.com, starting on the morning of May 18, 2009. A replay of the webcast will be available on the Company's web site for 30 days.  A copy of the press releases are being furnished herewith as Exhibits 99.1 and 99.2 and are incorporated by reference herein.  The information contained on the Company’s website is not incorporated by reference herein.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release dated May 14, 2009.
99.2	Press Release dated May 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: May 15, 2009	By:	/s/ Steven R. Mumma
Steven R. Mumma Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated May 14, 2009.
99.2	Press Release dated May 15, 2009.